As filed with the U.S. Securities and Exchange Commission on September 7, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 516-1645

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

(a)

Point Bridge America First ETF

Ticker: MAGA

Annual Report

June 30, 2023

Point Bridge America First ETF

Point Bridge America First ETF

Letter to Shareholders

(Unaudited)

Dear Point Bridge America First Shareholders,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the Point Bridge America First ETF (“MAGA” or the “Fund”). The following information pertains to the fiscal period of July 1, 2022, through June 30, 2023 (“current fiscal period”).

The Fund seeks to track the price and yield performance, before fees and expenses, of the Point Bridge America First Index, an equal-weight custom index (the “Index) derived from holdings in the S&P 500® Index and developed by Point Bridge Capital, LLC. This index strategy represents a portfolio of holdings from the S&P 500® Index that are highly supportive of Republican candidates for federal office, including President, Vice President, Congress, and other Republican Party-affiliated groups as determined by a rules-based methodology. The methodology first screens Federal Election Commission (FEC) electoral campaign contribution data from the two most recent election cycles, and subsequently screens companies that have U.S. assets greater than or equal to 50% of total assets.

Companies that satisfy the initial screenings are ranked on a proprietary screening process based primarily on the total net dollars and the net percentage of dollars given by a company’s employees and/or political action committee(s) (“PACs”) to Republican Candidates and Republican Committees versus Democratic Candidates and Committees.

The Fund had positive performance during the current fiscal period ending on June 30, 2023. The market price for MAGA increased 10.59% and the NAV increased 10.57%, while the S&P 500® Index, a broad market index, gained 19.59% over the same period. The Fund’s Index returned 11.36%. Outstanding shares ended the current fiscal period at 475,000.

For the current fiscal period, the largest positive contributor to return was Carnival Corporation (CCL), adding 0.49% to the return of the Fund, with an absolute return of 82.66% and an average weighting of 0.64%. The second-largest contributor to return was D.R. Horton, Inc. (DHI), adding 0.48% to the return of the Fund, gaining 85.84% with an average weighting of 0.73%. The third-largest contributor to return was Cardinal Health, Inc. (CAH), adding 0.46% to the return of the Fund, gaining 78.17% with an average weighting of 0.70%.

For the current fiscal period, the largest negative contributor to return was First Republic Bank (FCRB), detracting 0.92% from the return of the Fund, declining 99.77% with an average weighting of 0.48%. The second-largest detractor was Advance Auto Parts, Inc. (AAP), reducing the Fund return by 0.47%, and declining 58.09% with an average weighting of 0.64%. The third-largest negative contributor to return was Zions Bancorp (ZION), detracting 0.35% from the return of the Fund, and declining 45.16% with an average weight of 0.61%.

Point Bridge America First ETF

Letter to Shareholders

(Unaudited) (Continued)

For the current fiscal period, the sector that most positively contributed to return was Industrials, contributing 6.13%, followed by Health Care, adding 2.37%. The sector that detracted the most to return was Financials, decreasing returns by 2.00%, followed by Real Estate, detracting 0.24% from the return.

Hal Lambert
Chief Executive Officer, Point Bridge Capital, LLC
Advisor to the Fund

Current and future holdings are subject to change and risk.

Must be preceded or accompanied by a prospectus.

The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total operating expenses as stated in the fee table to the Fund’s prospectus dated October 31, 2022, is 0.72%. For performance information current to the most recent month-end, please call 1-800-617-0004.

Investing involves risk, including possible loss of principal. Mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Index composition is heavily dependent on quantitative models and data supplied by third parties. Where such models and data are incorrect or incomplete, the composition of the Index will reflect such errors and likewise the Fund’s portfolio. Because the methodology of the Index selects securities of issuers for nonfinancial reasons, the Fund may underperform the broader equity market or other funds that do not utilize similar criteria when selecting investments. The Fund is not actively managed and therefore would not sell shares of an equity security unless that security is removed from the Index or the selling of shares is otherwise required upon a rebalancing of the Index. Real Estate investments are subject to changes in economic conditions, credit risk, and interest rate fluctuations.

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

The Point Bridge America First Index uses an objective, rules-based methodology track the performance of U.S. companies whose employees and political action committees (“PACs”) are highly supportive of Republican candidates for election to the United States Congress, the Vice Presidency, or the Presidency (“Candidates”) and party-affiliated federal committees or groups that are subject to federal campaign contribution limits (e.g., Republican National Committee, National Republican Senatorial Committee) (“Committees”). Republican Candidates and Republican Committees receiving support from employees and/or PACs of companies in the Index have historically been more supportive of Republican policies than Democratic Candidates and Democratic Committees. The Index is composed of the common stock of public operating companies and real estate investment trusts (“REITs”).

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Point Bridge America First ETF

Performance Summary

(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on September 6, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends. It is not possible to invest directly in an index.

Point Bridge America First ETF

Performance SUmmary

(Unaudited) (Continued)

Total Returns Current Fiscal Period	One Year	Three Year	Five Year	Since Inception (9/6/2017)
Point Bridge America First ETF - NAV	10.57%	19.46%	9.32%	9.73%
Point Bridge America First ETF - Market	10.59%	19.40%	9.07%	9.70%
Point Bridge America First Index/Point Bridge GOP Stock Tracker Index (1)(2)(3)	11.36%	20.37%	10.14%	10.55%
S&P 500® Index (1)(4)	19.59%	14.60%	12.31%	12.67%

The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total operating expenses as stated in the fee table to the Fund’s prospectus dated October 31, 2022, is 0.72%. For performance information current to the most recent month-end, please call 1-800-617-0004.

(1)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Index uses an objective, rules-based methodology to track the performance of companies whose employees and political action committees (“PACs”) are highly supportive of Republican candidates for election to the United States Congress, the Vice Presidency, or the Presidency (“Candidates”) and party-affiliated federal committees or groups that are subject to federal campaign contribution limits (e.g., Republican National Committee, Democratic National Committee, National Republican Senatorial Committee, Democratic Congressional Campaign Committee) (“Committees”). The Index is composed of the common stock of public operating companies and real estate investment trusts (“REITs”).

(3)

Effective June 17, 2022, the Fund’s investment objective changed to track the total return performance, before fees and expenses, of the Point Bridge America First Index. Prior to June 17, 2022, the Fund’s investment objective was to track the total return performance, before fees and expenses, of the Point Bridge GOP Stock Tracker Index. Performance shown for periods beginning June 17, 2022, is that of the Point Bridge America First Index, and performance shown for periods prior to June 17, 2022, is that of the Point Bridge GOP Stock Tracker Index.

(4)	The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Point Bridge America First ETF

Portfolio Allocation

As of June 30, 2023 (Unaudited)

Sector	Percentage of Net Assets
Financial	20.8%
Industrial	16.6
Consumer, Cyclical	15.6
Consumer, Non-cyclical	14.3
Energy	11.7
Utilities	10.8
Basic Materials	6.4
Technology	2.1
Communications	1.5
Short-term Investments	0.1
Other Assets in Excess of Liabilities	0.1
Total	100.0%

Point Bridge America First ETF

Schedule of Investments

June 30, 2023

Shares	Security Description	Value
	COMMON STOCKS — 99.8%
	Aerospace/Defense — 1.4%
2,750	Howmet Aerospace, Inc.	$136,290
274	Lockheed Martin Corporation	126,144
		262,434
	Agriculture — 0.7%
2,794	Altria Group, Inc.	126,568
	Airlines — 2.4%
8,112	American Airlines Group, Inc. (a)	145,529
3,216	Delta Air Lines, Inc. (a)	152,889
4,126	Southwest Airlines Company	149,402
		447,820
	Banks — 5.8%
4,317	Bank of America Corporation	123,855
3,001	Comerica, Inc.	127,122
4,782	Fifth Third Bancorp	125,336
11,535	Huntington Bancshares, Inc.	124,347
11,827	KeyCorp	109,282
980	PNC Financial Services Group, Inc.	123,431
6,839	Regions Financial Corporation	121,871
3,871	Truist Financial Corporation	117,485
4,091	Zions Bancorp NA	109,884
		1,082,613
	Beverages — 2.0%
4,034	Keurig Dr Pepper, Inc.	126,143
1,901	Molson Coors Beverage Company - Class B	125,162
2,206	Monster Beverage Corporation (a)	126,713
		378,018
	Biotechnology — 0.7%
578	Amgen, Inc.	128,328
	Building Materials — 1.5%
296	Martin Marietta Materials, Inc.	136,660
612	Vulcan Materials Company	137,970
		274,630
	Chemicals — 4.2%
1,112	Celanese Corporation	128,770

The accompanying notes are an integral part of these financial statements.

Point Bridge America First ETF

SCHEDULE OF INVESTMENTS

June 30, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Chemicals — 4.2% (Continued)
1,858	CF Industries Holdings, Inc.	$128,982
2,442	Dow, Inc.	130,061
1,570	Eastman Chemical Company	131,440
711	Ecolab, Inc.	132,736
1,419	LyondellBasell Industries NV - Class A	130,307
		782,296
	Commercial Services — 4.3%
263	Cintas Corporation	130,732
564	Equifax, Inc.	132,709
1,263	Global Payments, Inc.	124,431
691	Quanta Services, Inc.	135,747
3,096	Rollins, Inc.	132,602
325	United Rentals, Inc.	144,745
		800,966
	Distribution/Wholesale — 2.2%
1,474	Copart, Inc. (a)	134,443
2,307	Fastenal Company	136,090
386	Pool Corporation	144,611
		415,144
	Diversified Financial Services — 3.5%
2,297	Charles Schwab Corporation	130,194
4,791	Franklin Resources, Inc.	127,967
1,149	Intercontinental Exchange, Inc.	129,929
7,827	Invesco, Ltd.	131,572
3,750	Synchrony Financial	127,200
		646,862
	Electric — 8.8%
1,516	Ameren Corporation	123,812
1,510	American Electric Power Company, Inc.	127,142
4,364	CenterPoint Energy, Inc.	127,211
1,355	Constellation Energy Corporation	124,050
2,380	Dominion Energy, Inc.	123,260
1,381	Duke Energy Corporation	123,931
1,246	Entergy Corporation	121,323
2,127	Evergy, Inc.	124,259

The accompanying notes are an integral part of these financial statements.

Point Bridge America First ETF

SCHEDULE OF INVESTMENTS

June 30, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Electric — 8.8% (Continued)
3,152	Exelon Corporation	$128,413
3,272	FirstEnergy Corporation	127,215
1,564	Pinnacle West Capital Corporation	127,403
4,710	PPL Corporation	124,627
1,773	Southern Company	124,553
		1,627,199
	Electrical Components & Equipment — 1.5%
840	AMETEK, Inc.	135,979
1,500	Emerson Electric Company	135,585
		271,564
	Electronics — 0.7%
1,199	Garmin, Ltd.	125,044
	Food — 1.4%
1,741	Sysco Corporation	129,182
2,507	Tyson Foods, Inc. - Class A	127,958
		257,140
	Forest Products & Paper — 0.7%
3,988	International Paper Company	126,858
	Gas — 1.4%
1,077	Atmos Energy Corporation	125,298
4,663	NiSource, Inc.	127,533
		252,831
	Hand/Machine Tools — 1.5%
472	Snap-on, Inc.	136,026
1,494	Stanley Black & Decker, Inc.	140,003
		276,029
	Healthcare-Products — 3.0%
1,243	Abbott Laboratories	135,512
365	Cooper Companies, Inc.	139,952
611	STERIS plc	137,463
929	Zimmer Biomet Holdings, Inc.	135,262
		548,189

The accompanying notes are an integral part of these financial statements.

Point Bridge America First ETF

SCHEDULE OF INVESTMENTS

June 30, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Healthcare-Services — 1.5%
639	Charles River Laboratories International, Inc. (a)	$134,350
927	Universal Health Services, Inc. - Class B	146,253
		280,603
	Home Builders — 2.2%
1,108	DR Horton, Inc.	134,832
1,106	Lennar Corporation - Class A	138,593
21	NVR, Inc. (a)	133,363
		406,788
	Household Products/Wares — 0.7%
939	Kimberly-Clark Corporation	129,638
	Insurance — 5.5%
1,129	Allstate Corporation	123,106
1,006	Assurant, Inc.	126,474
377	Berkshire Hathaway, Inc. - Class B (a)	128,557
660	Chubb, Ltd.	127,090
1,240	Cincinnati Financial Corporation	120,677
1,171	Globe Life, Inc.	128,365
720	Travelers Companies, Inc.	125,035
2,209	W.R. Berkley Corporation	131,568
		1,010,872
	Iron/Steel — 1.5%
868	Nucor Corporation	142,335
1,273	Steel Dynamics, Inc.	138,668
		281,003
	Machinery-Construction & Mining — 0.7%
538	Caterpillar, Inc.	132,375
	Machinery-Diversified — 0.7%
334	Deere & Company	135,333
	Media — 0.8%
385	Charter Communications, Inc. - Class A (a)	141,437
	Miscellaneous Manufacturing — 1.4%
354	Parker-Hannifin Corporation	138,074
1,935	Textron, Inc.	130,864
		268,938

The accompanying notes are an integral part of these financial statements.

Point Bridge America First ETF

SCHEDULE OF INVESTMENTS

June 30, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Oil & Gas — 8.8%
3,780	APA Corporation	$129,163
1,216	ConocoPhillips	125,990
5,142	Coterra Energy, Inc.	130,093
2,533	Devon Energy Corporation	122,445
955	Diamondback Energy, Inc.	125,449
1,087	EOG Resources, Inc.	124,396
927	Hess Corporation	126,026
5,364	Marathon Oil Corporation	123,479
1,117	Marathon Petroleum Corporation	130,242
2,130	Occidental Petroleum Corporation	125,244
1,280	Phillips 66	122,086
617	Pioneer Natural Resources Company	127,830
1,113	Valero Energy Corporation	130,555
		1,642,998
	Packaging & Containers — 2.7%
12,618	Amcor Plc	125,928
965	Packaging Corporation of America	127,534
3,270	Sealed Air Corporation	130,800
4,266	WestRock Company	124,013
		508,275
	Pipelines — 2.9%
7,418	Kinder Morgan, Inc.	127,738
2,111	ONEOK, Inc.	130,291
1,784	Targa Resources Corporation	135,762
4,157	Williams Companies, Inc.	135,643
		529,434
	Real Estate — 6.1%
1,048	Alexandria Real Estate Equities, Inc.	118,937
1,116	Camden Property Trust	121,499
874	Extra Space Storage, Inc.	130,095
7,125	Host Hotels & Resorts, Inc.	119,914
3,683	Invitation Homes, Inc.	126,695
441	Public Storage	128,719
2,084	Regency Centers Corporation	128,729
3,910	VICI Properties, Inc.	122,892

The accompanying notes are an integral part of these financial statements.

Point Bridge America First ETF

SCHEDULE OF INVESTMENTS

June 30, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Real Estate — 6.1% (Continued)
4,259	Weyerhaeuser Company	$142,719
		1,140,199
	Retail — 8.7%
1,986	Advance Auto Parts, Inc.	139,616
54	AutoZone, Inc. (a)	134,641
825	Dollar General Corporation	140,069
959	Dollar Tree, Inc. (a)	137,616
423	Domino’s Pizza, Inc.	142,547
810	Genuine Parts Company	137,076
425	Home Depot, Inc.	132,022
605	Lowe’s Companies, Inc.	136,549
139	O’Reilly Automotive, Inc. (a)	132,787
582	Tractor Supply Company	128,680
826	Walmart, Inc.	129,831
947	Yum! Brands, Inc.	131,207
		1,622,641
	Software — 2.1%
1,131	Paychex, Inc.	126,525
415	Paycom Software, Inc.	133,315
279	Roper Technologies, Inc.	134,143
		393,983
	Telecommunications — 0.7%
455	Motorola Solutions, Inc.	133,442
	Transportation — 4.4%
3,909	CSX Corporation	133,297
565	FedEx Corporation	140,064
743	JB Hunt Transport Services, Inc.	134,505
413	Old Dominion Freight Line, Inc.	152,707
633	Union Pacific Corporation	129,524
741	United Parcel Service, Inc. - Class B	132,824
		822,921

The accompanying notes are an integral part of these financial statements.

Point Bridge America First ETF

SCHEDULE OF INVESTMENTS

June 30, 2023 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.8% (Continued)
	Water — 0.7%
861	American Water Works Company, Inc.	$122,908
	TOTAL COMMON STOCKS (Cost $17,269,154)	18,534,321

	SHORT-TERM INVESTMENTS — 0.1%
19,103	First American Government Obligations Fund - Class X, 5.01% (b)	19,103
	TOTAL SHORT-TERM INVESTMENTS (Cost $19,103)	19,103
	TOTAL INVESTMENTS - 99.9% (Cost $17,288,257)	18,553,424
	Other Assets in Excess of Liabilities - 0.1%	13,897
	NET ASSETS - 100.0%	$18,567,321

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Rate shown is the annualized seven-day yield as of June 30, 2023.

The accompanying notes are an integral part of these financial statements.

Point Bridge America First ETF

Statement of Assets and Liabilities

June 30, 2023

ASSETS
Investments in securities, at value (Cost $17,288,257)	$18,553,424
Dividends and interest receivable	24,966
Total assets	18,578,390

LIABILITIES
Management fees payable	11,069
Total liabilities	11,069

NET ASSETS	$18,567,321

Net Assets Consist of:
Paid-in capital	$19,524,633
Total distributable earnings (accumulated deficit)	(957,312)
Net assets	$18,567,321

Net Asset Value:
Net assets	$18,567,321
Shares outstanding^	475,000
Net asset value, offering and redemption price per share	$39.09

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Point Bridge America First ETF

Statement of Operations

For the Year Ended June 30, 2023

INCOME
Dividends	$398,611
Interest	1,321
Total investment income	399,932

EXPENSES
Management fees	124,792
Total expenses	124,792
Net investment income (loss)	275,140

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(613,882)
In-kind redemptions	1,655,250
Change in unrealized appreciation (depreciation) on investments	434,261
Net realized and unrealized gain (loss) on investments	1,475,629
Net increase (decrease) in net assets resulting from operations	$1,750,769

The accompanying notes are an integral part of these financial statements.

Point Bridge America First ETF

Statements of Changes in Net Assets

	Year Ended June 30, 2023	Year Ended June 30, 2022
OPERATIONS
Net investment income (loss)	$275,140	$188,000
Net realized gain (loss) on investments	1,041,368	317,573
Change in unrealized appreciation (depreciation) on investments	434,261	(751,776)
Net increase (decrease) in net assets resulting from operations	1,750,769	(246,203)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(242,140)	(95,679)
Total distributions to shareholders	(242,140)	(95,679)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	8,625,900	4,757,977
Payments for shares redeemed	(6,790,538)	(1,871,287)
Net increase (decrease) in net assets derived from capital share transactions (a)	1,835,362	2,886,690
Net increase (decrease) in net assets	$3,343,991	$2,544,808

NET ASSETS
Beginning of year	$15,223,330	$12,678,522
End of year	$18,567,321	$15,223,330

(a)	Summary of capital share transactions is as follows:

	Shares	Shares
Shares Sold	225,000	125,000
Shares Redeemed	(175,000)	(50,000)
Net increase (decrease)	50,000	75,000

The accompanying notes are an integral part of these financial statements.

Point Bridge America First ETF

Financial Highlights

For a capital share outstanding throughout each year

	Year Ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$35.82	$36.22	$24.01	$27.39	$27.35

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	0.60	0.52	0.47	0.48	0.52
Net realized and unrealized gain (loss) on investments (3)	3.18	(0.65)	12.51	(3.23)	0.02
Total from investment operations	3.78	(0.13)	12.98	(2.75)	0.54

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.51)	(0.27)	(0.77)	(0.63)	(0.50)
Total distributions to shareholders	(0.51)	(0.27)	(0.77)	(0.63)	(0.50)
Net asset value, end of year	$39.09	$35.82	$36.22	$24.01	$27.39

Total return	10.57%	-0.41%	54.82%	-10.44%	2.26%

SUPPLEMENTAL DATA:
Net assets at end of year (000’s)	$18,567	$15,223	$12,679	$8,402	$16,433

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income (loss) to average net assets	1.59%	1.36%	1.54%	1.83%	1.95%

Portfolio turnover rate (2)	36%	47%	68%	27%	37%

(1)	Calculated based on average shares outstanding during the year.
(2)	Excludes the impact of in-kind transactions.
(3)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the year.

The accompanying notes are an integral part of these financial statements.

Point Bridge America First ETF

Notes to Financial Statements

June 30, 2023

NOTE 1 – ORGANIZATION

Point Bridge America First ETF (the “Fund”) is a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to seek to track the performance, before fees and expenses, of the Point Bridge America First Index (the “Index”). The Fund commenced operations on September 6, 2017.

The end of the reporting period for the Fund is June 30, 2023, and the period covered by these Notes to Financial Statements is the period from July 1, 2022 through June 30, 2023 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services - Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market®, and the Nasdaq Capital Market® (collectively, “Nasdaq”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Point Bridge America First ETF

NOTES TO FINANCIAL STATEMENTS

June 30, 2023 (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Point Bridge America First ETF

NOTES TO FINANCIAL STATEMENTS

June 30, 2023 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$18,534,321	$—	$—	$18,534,321
Short-Term Investments	19,103	—	—	19,103
Total Investments in Securities	$18,553,424	$—	$—	$18,553,424

^	See Schedule of Investments for breakout of investments by industry group.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and applicable state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expenses in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized from investment transactions are determined on a specific identification basis.

Point Bridge America First ETF

NOTES TO FINANCIAL STATEMENTS

June 30, 2023 (Continued)

Dividend income and expense is recorded on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at fair value of the security received.

Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income and expense is recorded on an accrual basis.

Distributions received from the Fund’s investments in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of its income and distributions received during the current calendar year for financial statement purposes. The actual character of distributions to a Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a Fund’s shareholders may represent a return of capital.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Fund on at least an annual basis. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Point Bridge America First ETF

NOTES TO FINANCIAL STATEMENTS

June 30, 2023 (Continued)

H.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to differing book and tax treatment for redemptions in-kind. During the fiscal year ended June 30, 2023, the following table shows the reclassifications made:

Distributable Earnings (Accumulated Deficit)	Paid-In Capital
$(1,569,948)	$1,569,948

I.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. As of July 14, 2023, Vident Investment Advisory, LLC (“VIA”) will no longer serve as sub adviser to the Fund and Vident Advisory, LLC (“VA”) will perform all sub advisory responsibilities on behalf of the Fund, which were previously provided by VIA. See Note 3 for further details.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Point Bridge Capital, LLC (the “Adviser”), serves as the investment adviser and index provider to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging, in consultation with Vident Investment Advisory, LLC (the “Sub-Adviser”), transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser 0.72% at an annual rate based on the Fund’s average daily net assets. The Adviser is paid monthly, and the Adviser is responsible for paying the Sub-Adviser.

Point Bridge America First ETF

NOTES TO FINANCIAL STATEMENTS

June 30, 2023 (Continued)

Pursuant to a membership interest purchase agreement signed on March 24, 2023, Vident Capital Holdings, LLC, a subsidiary of MM VAM, LLC, acquired Vident Advisory, LLC (“VA”) (the “Transaction”). Prior to the close of the Transaction, Vident Investment Advisory, LLC (“VIA”) wound up and transferred all assets and liabilities to VA. MM VAM, LLC is an entity controlled by Casey Crawford. The Transaction closed on July 14, 2023. As of the closing date of the Transaction, Mr. Crawford effectively controls VA. Upon the close of the Transaction, pursuant to the 1940 Act, the current Sub-Advisory Agreement among VIA the Trust and the Adviser automatically terminated. At a meeting of the Board, held on April 20, 2023, the Board approved, subject to shareholder approval, a new Sub-Advisory Agreement among the Trust, the Adviser, and VA that is identical in all material respects to the current Sub-Advisory Agreement except for the effective and termination dates. At a meeting held on July 28, 2023, an affirmative vote of the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act, approved of the New Sub-Advisory Agreement.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s Custodian, transfer agent and fund accountant. Fund Services also serves as the transfer agent to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

All officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $6,257,565 and $6,159,540, respectively.

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations and redemptions were $8,594,606 and $6,789,694, respectively.

Point Bridge America First ETF

NOTES TO FINANCIAL STATEMENTS

June 30, 2023 (Continued)

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes as of June 30, 2023, were as follows:

Tax cost of investments	$17,631,121
Gross tax unrealized appreciation	$2,234,757
Gross tax unrealized depreciation	(1,312,454)
Net tax unrealized appreciation (depreciation)	922,303
Undistributed ordinary income	129,787
Undistributed long-term capital gain (loss)	—
Other accumulated gain (loss)	(2,009,402)
Distributable earnings (accumulated deficit)	$(957,312)

The difference between the cost basis for financial statements and federal income tax purposes is primarily attributable to wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended June 30, 2023 the Fund did not elect to defer any Post-October losses or late-year ordinary losses.

As of June 30, 2023, the Fund had a short-term capital loss carryforward of $525,280 and a long-term capital loss carryforward of $1,484,122. These amounts do not have an expiration date.

The tax character of distributions paid by the Fund during the fiscal years ended June 30, 2023 and June 30, 2022 was $242,140 and $95,679 of ordinary income, respectively.

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc (“Cboe”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in large blocks of shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer

Point Bridge America First ETF

NOTES TO FINANCIAL STATEMENTS

June 30, 2023 (Continued)

or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the creation or redemption of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions fees. Variable fees received by the Fund, if any, are displayed in the Capital Share Transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of the Fund have equal rights and privileges.

Point Bridge America First ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Point Bridge America First ETF and
Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Point Bridge America First ETF (the “Fund”) as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Point Bridge America First ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
August 25, 2023

Point Bridge America First ETF

Trustees and Officers
(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o USBFS, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	57	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee and Nominating and Governance Committee Chairman	Indefinite term; Trustee since 2012; Committee Chairman since 2023	Partner and Managing Director, Beacon Pointe Advisors, LLC (since 2022); Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-2021).	57	Independent Trustee, Managed Portfolio Series (34 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	57	Independent Trustee, PPM Funds (2 portfolios) (since 2018).

Point Bridge America First ETF

TRUSTEES AND OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Managing Director, Investment Manager Solutions, Sound Capital Solutions LLC (since 2023); Senior Vice President, U.S. Bancorp Fund Services, LLC (2013–2023); Managing Director of Index Services, Zacks Investment Management (2011–2013).	57	None

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Vice President, U.S. Bancorp Fund Services, LLC (2014–2020).
Alyssa M. Bernard Born: 1988	Vice President	Indefinite term; since 2021	Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018–2021); Attorney, Waddell & Reed Financial, Inc. (2017–2018).
Cynthia L. Andrae Born: 1971	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term; since 2022 (other roles since 2021)

Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Deputy Chief Compliance Officer, U.S. Bancorp Fund Services, LLC (2021-2022); Compliance Officer, U.S. Bancorp Fund Services, LLC (2015-2019).

Point Bridge America First ETF

TRUSTEES AND OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristen M. Weitzel Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015).
Joshua J. Hinderliter Born: 1983	Secretary	Indefinite term; since 2023	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Managing Associate, Thompson Hine LLP (2016–2022).
Vladimir V. Gurevich Born: 1983	Assistant Treasurer	Indefinite term; since 2022	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2023); Officer, U.S. Bancorp Fund Services, LLC (2021-2023); Fund Administrator, UMB Fund Services, Inc. (2015–2021).
Jason E. Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014–2019).
Jessica L. Vorbeck Born: 1984	Assistant Treasurer	Indefinite term; since 2020	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Officer, U.S. Bancorp Fund Services, LLC (2014-2017, 2018-2022).
Kathryne E. Keough Born: 1995	Assistant Secretary	Indefinite term; since 2023

Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2021); Regulatory Administration Intern, U.S. Bancorp Fund Services, LLC (2020–2021); Law Student (2018-2021).

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.investpolitically.com.

Point Bridge America First ETF

Expense Example

For the Six-Months Ended June 30, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period as indicated in the below Expense Example table.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period (1)
Actual	$ 1,000.00	$ 1,016.90	$3.60
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,021.22	$3.61

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.72%, multiplied by the average account value during the period, multiplied by 181/365, to reflect the one-half year period.

Point Bridge America First ETF

Approval of Sub-Advisory Agreement and Board Considerations

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on April 20, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) approved the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between Point Bridge Capital, LLC (the “Adviser”) the Trust, and Vident Advisory, LLC (“VA”) on behalf of Point Bridge America First ETF (the “Fund”). The Board consider the approval of the Sub-Advisory Agreement as a result of the anticipated change of control of the parent company of VA and its affiliate Vident Investment Advisory, LLC (“VIA”), the current sub-adviser to the Fund (the “Transaction”). The Board concluded that, upon shareholder approval of the Sub-Advisory Agreement, VA (the “Sub-Adviser”) will provide at least the same level of services that VIA provides the Fund under the current sub-advisory agreement. The Board was presented with information demonstrating that the Sub-Advisory Agreement would enable the Fund’s shareholders to continue to obtain quality services at a cost that is fair and reasonable.

Prior to the Meeting, the Board, including the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials (the “Materials”), including information from the VA regarding, among other things: (i) the nature, extent, and quality of the services provided by VIA and to be provided by VA; (ii) the historical performance of the Fund; (iii) the cost of the services provided and the profits realized by VIA or its affiliates from services rendered to the Fund as well as the estimated cost of the services to be provided by its affiliate VA and the profits expected to be realized by VA from providing such services, including any other financial benefits enjoyed by VIA, or that will be enjoyed by VA, or their affiliates; (iv) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (v) the extent to which any economies of scale realized by VIA or VA in connection with its services to the Fund are, or will be, shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant.

The Board also considered that VIA, along with other service providers of the Fund, had provided written and oral updates on the firm over the course of the year with respect to its role as sub-adviser to the Fund, and the Board considered that information alongside the written materials presented at the Meeting, as well as the quarterly Board meeting held on April 5-6, 2023, in its consideration of whether the Sub-Advisory Agreement should be approved. In addition, the Board took into consideration performance and due diligence information related to VIA that was provided to the Board in advance of its initial approval of the current sub-advisory agreement at its quarterly meeting on January 19-20, 2022. At both the Meeting and the April 5-6 meeting, representatives from VA provided an overview of the Transaction and the effect it would have on the management of the Fund. Representatives from the Sub-Adviser also provided an overview of the Fund’s strategies, the services to

Point Bridge America First ETF

Approval of Sub-Advisory Agreement and Board Considerations

(Unaudited) (Continued)

be provided to the Fund by the Sub-Adviser, and additional information about the Sub-Adviser’s personnel and business operations. Further, subsequent to the April 5-6 meeting, at the Board’s request, VA representatives provided additional information about the Transaction and discussed this information with Fund counsel prior to the Meeting. The Board then met with representatives of the Sub-Adviser at the Meeting to further discuss the Transaction and the additional information the Sub-Adviser had provided. The Sub-Adviser confirmed that the Transaction would not result in changes to the Fund’s fees and expenses or the nature, extent and quality of services provided to the Fund, including their day-to-day management, or the personnel providing these services. The Board then discussed the materials and the Sub-Adviser’s oral presentations that the Board had received and any other information that the Board received at the Meeting and at prior meetings, and deliberated on the approval of the Sub-Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the New Sub-Advisory Agreement, noting that VIA had provided and VA, its affiliate, would provide investment management services to the Fund. The Trustees also considered that the services to be provided under the New Sub-Advisory Agreement were identical in all material respects to those services provided under the Current Sub-Advisory Agreement. The Trustees noted that although VIA will cease to exist upon the close of the Transaction, VIA personnel will become VA personnel at such time and continue to provide services to the Fund on behalf of VA. In considering the nature, extent, and quality of the services provided by VIA, and to be provided by VA, the Board considered the quality of the Sub-Adviser’s compliance program and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of VIA’s compliance program. The Board also considered its previous experience with VIA providing investment management services to the Fund. The Board noted that it had received a copy of VA’s registration form and financial statements, as well as VA’s response to a detailed series of questions that included, among other things, information about VA’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies, marketing practices, and brokerage information.

The Board noted the responsibilities that the Sub-Adviser will have as the Fund’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of the Fund’s shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with applicable securities laws, regulations, and investment restrictions; responsibility for quarterly reporting to the

Point Bridge America First ETF

Approval of Sub-Advisory Agreement and Board Considerations

(Unaudited) (Continued)

Board; and implementation of Board directives as they relate to the Fund. The Board also considered the Sub-Adviser’s resources and capacity with respect to portfolio management, compliance, and operations given the number of funds for which it provides sub-advisory services. The Board also considered VA’s statements that the scope and quality of services provided to the Fund by the Sub-Adviser would not diminish as a result of the Transaction.

Historical Performance. The Trustees next considered the Fund’s performance. The Board observed that information regarding the past investment performance for the Fund, as well as its underlying index and benchmark, for periods ended December 31, 2022, had been included in the due diligence materials provided in advance of the Meeting. The Board noted that, for each of the one-year, three-year, and since inception periods ended December 31, 2022, the Fund’s performance on a gross of fees basis (i.e., excluding the effect of fees and expenses on Fund performance) was generally consistent with the performance of its underlying index, indicating that the Fund tracked its underlying index closely and in an appropriate manner. The Board also noted that the Fund significantly outperformed the Fund’s broad-based benchmark, the S&P 500 Total Return Index, over the one- and three-year periods and slightly underperformed the Fund’s benchmark over the five-year period. The Board also considered the written materials that were previously provided to the Board in advance of its quarterly meeting on July 21, 2022, including (i) the Barrington Report, which compared the Fund’s performance results with the returns of a group of ETFs selected by Barrington Partners as most comparable (the “Peer Group”) as well as with funds in the Fund’s Morningstar category – US Fund Large Value (the “Category Peer Group”), and (ii) the performance results of the Fund’s most direct competitors, as identified by the Adviser (the “Selected Peer Group”). The Board noted that, for the one-year and three-year periods ended March 31, 2022, the Fund significantly outperformed the median return of its Peer Group and Category Peer Group. The Board also considered that the Fund had better performance than all of the funds in the Selected Peer Group for that one-year period.

Cost of Services Provided and Economies of Scale. The Board observed that the Transaction would not result in an increase in the level of the management fee paid by the Fund to the Adviser or the sub-advisory fee paid by the Adviser to the Sub-Adviser. In this regard, the Board reviewed the Fund’s fees and expenses, noting that the advisory fees to be paid to VA for its services to the Fund under the New Sub-Advisory Agreement were identical to the fees paid to VIA for its services under the Current Sub-Advisory Agreement.

The Board noted that the Fund’s net expense ratio was equal to its unified fee. The Board further took into consideration that it had recently evaluated a comparison of the net expense ratio of the Fund to its Peer Group and Category Peer Group, as shown

Point Bridge America First ETF

Approval of Sub-Advisory Agreement and Board Considerations

(Unaudited) (Continued)

in the Barrington Report, and its Selected Peer Group, and the Board had found that the Fund’s net expense ratio was within the range of net expense ratios for each of its Peer Groups.

The Board then considered the Sub-Adviser’s financial resources and information regarding the Sub-Adviser’s ability to support its management of the Fund, noting that the Sub-Adviser had provided its financial statements for the Board’s review. The Board also evaluated the compensation and benefits received, and expected to be received, by the Sub-Adviser from its relationship with the Fund, taking into account an analysis of VIA’s profitability, and VA’s expected profitability, with respect to the Fund at various actual and projected Fund asset levels. In evaluating these matters, the Board considered the resources that would become available to the Sub-Adviser as a result of the Transaction.

The Board expressed the view that the Sub-Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board noted that the Fund’s sub-advisory fee rate schedule includes breakpoints that are initiated as Fund assets grow. The Board further noted that because the Fund pays the Adviser a unified fee, any benefits from such breakpoints in the sub-advisory fee schedule would accrue to the Adviser, rather than the Fund’s shareholders. Consequently, the Board determined that it would monitor fees as the Fund grows to determine whether economies of scale were being effectively shared with the Fund and its shareholders.

Conclusion. No single factor was determinative of the Board’s decision to approve the New Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, determined that the New Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including the Independent Trustees, determined that the approval of the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Point Bridge America First ETF

Results of Shareholder Meeting

(Unaudited)

A Special Meeting of Shareholders of the Funds was held on July 28, 2023 at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin, pursuant to notice given to all shareholders of record of the Funds at the close of business on May 15, 2023. At the Special Meeting, shareholders were asked to approve the following proposal, and the tabulation of the shareholder votes rendered the following results:

Proposal	Votes For	Votes Against	Abstained
For shareholders to approve a new investment sub-advisory agreement between Point Bridge Capital, LLC (the “Adviser”) and Vident Advisory, LLC (d/b/a Vident Asset Management) (“VA”) (the “New Sub-Advisory Agreement”).	235,050	1,613	17,407

Point Bridge America First ETF

Review of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2022. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Point Bridge America First ETF

Federal Tax Information

(Unaudited)

For the fiscal year ended June 30, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percent of dividends declared from ordinary income designated as qualified dividend income was 100%.

For the corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deducted for the fiscal year ended June 30, 2023 was 100%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 0%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004.

Furthermore, you may obtain Part F of Form N-PORT on the SEC’s website at www.sec.gov or the Fund’s website at www.investpolitically.com. The Fund’s portfolio holdings are posted on its website at www.investpolitically.com daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.investpolitically.com.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.investpolitically.com.

Adviser and Index Provider

Point Bridge Capital, LLC
300 Throckmorton Street, Suite 1550
Fort Worth, Texas 76102

Sub-Adviser

Vident Investment Advisory, LLC
1125 Sanctuary Parkway, Suite 515
Alpharetta, Georgia 30009

Distributor

Foreside Fund Services, LLC
Three Canal Plaza
Portland, Maine 04101

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004-2541

Point Bridge America First ETF
Symbol – MAGA
CUSIP – 26922A628

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2023	FYE 6/30/2022
(a)Audit Fees	$ 15,000	$ 14,500
(b)Audit-Related Fees	$ 0	$ 0
(c)Tax Fees	$ 3,500	$ 3,500
(d)All Other Fees	$ 0	$ 0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2023	FYE 6/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) N/A.

(g)The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 6/30/2023	FYE 6/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Leonard M. Rush, David A. Massart, and Janet D. Olsen.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	9-7-2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	9-7-2023

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	9-7-2023

*	Print the name and title of each signing officer under his or her signature.